UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 16, 2001


                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-45884-02              22-3755203
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)           Identification No.)


292 Long Ridge Road
Stamford, Connecticut                                      06927
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(Address of principal executive offices)                 (Zip Code)


                                 (203) 357-4000
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              (Registrant's telephone number, including area code)

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Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-1. On May 2, 2001, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-1 issued in twenty classes. The Class A-1, Class A-2, Class B, Class C and Class D Certificates are being offered by the Prospectus dated April 11, 2001, as supplemented by the Prospectus Supplement dated April 25, 2001.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 16, 2001


                                      GE CAPITAL COMMERCIAL MORTGAGE CORPORATION



                                      By: /s/ Daniel Vinson
                                         ---------------------------------------
                                         Name:   Daniel Vinson
                                         Title:  Authorized Signatory

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation  S-K                                                    Paper (P) or
Exhibit No.                     Description                        Elecronic (E)
----------------                -----------                        -------------

      4                         Pooling and Servicing Agreement           E